STI CLASSIC FUNDS

                            Balanced Fund

                 Supplement dated May 30, 2003 to the
                Equity Funds - Trust Shares Prospectus,
         Equity Funds - Flex and Investor Shares Prospectus and the
 For Participants of SunTrust Banks Sponsored Retirement Plan Prospectus dated October 1, 2002, and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following information affects the section called "PORTFOLIO MANAGERS" beginning on page 41 of the Equity Funds - Trust Shares Prospectus, page 42 of the Equity Funds - Flex and Investor Shares Prospectus and page 67 of the For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus:

         Effective May 1, 2003, the Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. L. Earl Denney, CFA, and Mr. Charles B. Leonard, CFA, FLMI. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. Leonard co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Capital Appreciation Fund since June 2000. Mr. Rhodes joined Trusco in 1973. He has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has co-managed the Balanced Fund since June 2000. Mr. Rhodes has more than 29 years of investment experience. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now Managing Director of Trusco, after serving as Managing Director of STI since 1983. He has co-managed the Balanced Fund since it began operating in January 1994. Mr. Denney has more than 23 years of investment experience. Mr. Leonard has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President since joining Trusco in 1986. Mr. Leonard has also served as Co-Head of Fixed Income Strategy at Trusco since May 2002. He has co-managed the Balanced Fund since May 2003. Mr. Leonard has more than 32 years of investment experience.





             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 STI-SU-031-0100